(a)(62)

ING PARTNERS, INC.

ARTICLES OF AMENDMENT

ING Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

SECOND: The following series is hereby dissolved: ING UBS U.S. Small Cap Growth Portfolio.

THIRD: The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

FIFTH: (a) The Corporation has the authority to issue an aggregate of Fifteen Billion, Six Hundred Million (15,600,000,000) shares of Capital Stock (hereinafter referred to as "Shares");

(b)Twelve Billion, Four Hundred Million (12,400,000,000) of the Shares shall be classified in the following series (each a "Portfolio" and collectively the "Portfolios"):

Name of Class	Shares Allocated
ING American Century Large Company Value Portfolio –	100,000,000
Initial Class
ING American Century Large Company Value Portfolio –	100,000,000
Adviser Class
ING American Century Large Company Value Portfolio –	100,000,000
Service Class
ING American Century Small-Mid Cap Value Portfolio –	100,000,000
Initial Class
ING American Century Small-Mid Cap Value Portfolio –	100,000,000
Adviser Class
ING American Century Small-Mid Cap Value Portfolio –	100,000,000
Service Class
ING Baron Asset Portfolio – Initial Class	100,000,000
ING Baron Asset Portfolio – Adviser Class	100,000,000
ING Baron Asset Portfolio – Service Class	100,000,000
ING Baron Small Cap Growth Portfolio – Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio – Adviser Class	100,000,000

Name of Class	Shares Allocated
ING Baron Small Cap Growth Portfolio – Service Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Adviser Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Service Class	100,000,000
ING Davis New York Venture Portfolio – Initial Class	100,000,000
ING Davis New York Venture Portfolio – Adviser Class	100,000,000
ING Davis New York Venture Portfolio – Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Service Class	100,000,000
ING Index Solution 2015 Portfolio – Initial Class	100,000,000
ING Index Solution 2015 Portfolio – Adviser Class	100,000,000
ING Index Solution 2015 Portfolio – Service Class	100,000,000
ING Index Solution 2015 Portfolio – Class T	100,000,000
ING Index Solution 2025 Portfolio – Initial Class	100,000,000
ING Index Solution 2025 Portfolio – Adviser Class	100,000,000
ING Index Solution 2025 Portfolio – Service Class	100,000,000
ING Index Solution 2025 Portfolio – Class T	100,000,000
ING Index Solution 2035 Portfolio – Initial Class	100,000,000
ING Index Solution 2035 Portfolio – Adviser Class	100,000,000
ING Index Solution 2035 Portfolio – Service Class	100,000,000
ING Index Solution 2035 Portfolio – Class T	100,000,000
ING Index Solution 2045 Portfolio – Initial Class	100,000,000
ING Index Solution 2045 Portfolio – Adviser Class	100,000,000
ING Index Solution 2045 Portfolio – Service Class	100,000,000
ING Index Solution 2045 Portfolio – Class T	100,000,000
ING Index Solution Income Portfolio – Initial Class	100,000,000
ING Index Solution Income Portfolio – Adviser Class	100,000,000
ING Index Solution Income Portfolio – Service Class	100,000,000
ING Index Solution Income Portfolio – Class T	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio –	100,000,000
Initial Class
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Name of Class	Shares Allocated
ING Legg Mason Partners Aggressive Growth Portfolio –	100,000,000
Adviser Class
ING Legg Mason Partners Aggressive Growth Portfolio –	100,000,000
Service Class
ING Neuberger Berman Partners Portfolio – Initial Class	100,000,000
ING Neuberger Berman Partners Portfolio – Adviser Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service Class	100,000,000
ING OpCap Balanced Value Portfolio – Initial Class	100,000,000
ING OpCap Balanced Value Portfolio – Adviser Class	100,000,000
ING OpCap Balanced Value Portfolio – Service Class	100,000,000
ING Oppenheimer Global Portfolio – Initial Class	250,000,000
ING Oppenheimer Global Portfolio – Adviser Class	100,000,000
ING Oppenheimer Global Portfolio – Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Initial Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service Class	100,000,000
ING PIMCO Total Return Portfolio – Initial Class	100,000,000
ING PIMCO Total Return Portfolio – Adviser Class	100,000,000
ING PIMCO Total Return Portfolio – Service Class	100,000,000
ING Pioneer High Yield Portfolio – Initial Class	100,000,000
ING Pioneer High Yield Portfolio – Adviser Class	100,000,000
ING Pioneer High Yield Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Initial Class	100,000,000
ING Solution 2015 Portfolio – Adviser Class	100,000,000
ING Solution 2015 Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Class T	100,000,000
ING Solution 2025 Portfolio – Initial Class	100,000,000
ING Solution 2025 Portfolio – Adviser Class	100,000,000
ING Solution 2025 Portfolio – Service Class	100,000,000
ING Solution 2025 Portfolio – Class T	100,000,000
ING Solution 2035 Portfolio – Initial Class	100,000,000
ING Solution 2035 Portfolio – Adviser Class	100,000,000
ING Solution 2035 Portfolio – Service Class	100,000,000
ING Solution 2035 Portfolio – Class T	100,000,000
ING Solution 2045 Portfolio – Initial Class	100,000,000
ING Solution 2045 Portfolio – Adviser Class	100,000,000
ING Solution 2045 Portfolio – Service Class	100,000,000
ING Solution 2045 Portfolio – Class T	100,000,000
ING Solution Growth and Income Portfolio – Initial Class	100,000,000
ING Solution Growth and Income Portfolio – Adviser Class	100,000,000
ING Solution Growth and Income Portfolio – Service Class	100,000,000
ING Solution Growth Portfolio – Initial Class	100,000,000
ING Solution Growth Portfolio – Adviser Class	100,000,000
ING Solution Growth Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Initial Class	100,000,000
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Name of Class	Shares Allocated
ING Solution Income Portfolio – Adviser Class	100,000,000
ING Solution Income Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Class T	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio –	250,000,000
Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Adviser Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service Class
ING T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
ING Templeton Foreign Equity Portfolio – Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio – Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service Class	100,000,000
ING Thornburg Value Portfolio – Initial Class	100,000,000
ING Thornburg Value Portfolio – Adviser Class	100,000,000
ING Thornburg Value Portfolio – Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Service Class	100,000,000
ING Van Kampen Comstock Portfolio – Initial Class	100,000,000
ING Van Kampen Comstock Portfolio – Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio – Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Adviser	100,000,000
Class
ING Van Kampen Equity and Income Portfolio – Service	100,000,000
Class

(c)Three Billion, Two Hundred Million (3,200,000,000) of the Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

(d)the par value of each Share is one-tenth of one cent ($0.001);

(e)the aggregate par value of all Shares is Fifteen Million, Six Hundred Thousand Dollars ($15,600,000).

FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to § 2-603 of the Maryland General Corporation Law.

FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

The undersigned Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary and witnessed by its Secretary as of the 12th day of September, 2008.

WITNESS:	ING PARTNERS, INC.
/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President,
Chief/Principal Financial Officer and
Assistant Secretary

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